 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Advanced Technology Acquisition Corp. (the “Company”) on Form 10-Q for the three month period ended September 30, 2007 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ido Bahbut, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ido Bahbut
Ido Bahbut
Advanced Technology Acquisition Corp .
Chief Financial Officer

November 13, 2007